GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Income Fund and Goldman Sachs

Dynamic Bond Fund

(the “Funds”)

Supplement dated October 24, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”), as supplemented,

each dated July 29, 2024

Effective October 31, 2024 (the “Effective Date”), Ron Arons will no longer serve as a portfolio manager for the Funds. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, Simon Dangoor, Managing Director, Head of Macro Rates Investing, and Lindsay Rosner, Managing Director, Head of Multi-Sector Investing, will continue to serve as portfolio managers for the Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Dynamic Bond Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, Aakash Thombre, Managing Director, Global Co-Head of High Yield and Bank Loans, and Lindsay Rosner, Managing Director, Head of Multi-Sector Investing, will continue to serve as portfolio managers for the Goldman Sachs Income Fund.

Accordingly, on the Effective Date, references to Mr. Arons in his capacity as a portfolio manager to the Funds in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFIPMSTK 10-24